EXHIBIT 10.54.2

JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

LODGING FUND REIT III, INC., a Maryland corporation ("REIT"), and LODGING FUND REIT III OP, LP, a Delaware limited partnership ("Fee Borrower Member", together with REIT, collectively, "New Indemnitor"), the New Indemnitor referred to in the Agreement to which this New Indemnitor Joinder is attached,  intending to be legally bound and assume the obligations under the Guaranty and the Environmental Indemnity pursuant to the provisions of this New Indemnitor Joinder, jointly and severally represents and warrants to and acknowledges and agrees with Lender the following:

Defined Terms.  All capitalized terms used in this New Indemnitor Joinder, unless defined below, shall have the meanings given such terms in the Agreement, and if not defined therein, then in the Original Indemnitor Joinder attached thereto.

Benefit to New Indemnitor.  Each New Indemnitor, owning a direct and/or indirect interest in New Borrower as a result of the Requested Actions, shall receive a substantial benefit from Lender's consent to the Requested Actions.

Assumption by New Indemnitor of Guaranty.  New Indemnitor, jointly and severally, assumes and agrees to be liable and responsible for and bound by, from and after the Effective Date, all of Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as amended by this New Indemnitor Joinder, as fully and completely as if the New Indemnitor had originally executed and delivered such Guaranty as amended by this New Indemnitor Joinder, as the guarantor/indemnitor thereunder.  New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Guaranty, as amended by this New Indemnitor Joinder, at the time, in the manner and otherwise in all respects as therein provided. Notwithstanding the foregoing, with respect to the environmental obligations under Section 1.1 of the Guaranty, as it relates to the Borrower's Recourse Environmental Obligation, the liability of New Indemnitor shall be joint and several with that of New Borrower and, if applicable, Original Borrower and Original Indemnitor and shall not be limited to environmental obligations occurring from and after the Effective Date.  From and after the Effective Date, the Guaranty is amended to provide that all references to the term "Borrower" used in the Guaranty shall mean and refer to New Borrower and the term "Guarantor" used in the Guaranty shall mean and refer to New Indemnitor.

Assumption by New Indemnitor of Environmental Indemnity.  New Indemnitor, jointly and severally, by this New Indemnitor Joinder assumes and agrees to be liable and responsible for and bound by all of the Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Environmental Indemnity as fully and completely as if New Indemnitor had signed such Environmental Indemnity, as amended by this New Indemnitor Joinder, as the indemnitor/guarantor thereunder, including without limitation, all of those obligations, agreements and liabilities which would have been the obligations, agreements and liabilities of Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued and without regard to the Original Indemnitor's responsibility therefore, if any.  New Indemnitor further agrees to pay, perform, and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Environmental Indemnity, as amended by this New Indemnitor Joinder, at the time, in the manner and otherwise in all respects as therein provided.   The liability of New Indemnitor under this paragraph shall be joint and several with that of New Borrower and, if applicable, Original Borrower and Original Indemnitor.  From and after the Effective Date, the Environmental Indemnity is amended to provide that all references to the term "Borrower" used in the Environmental Indemnity shall mean and refer to the New Borrower and the term "Indemnitor" used in the Environmental Indemnity shall mean and refer to the New Indemnitor.

Confirmation of Representations; Additional Representations.  New Indemnitor confirms (a) the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement, including, but not limited to, obligations to pay the Indemnifications Costs and (b) the truth and accuracy of all representations and warranties set forth in the Guaranty and Environmental Indemnity, as applicable.  New Indemnitor represents and warrants that New Indemnitor received copies of the Guaranty and the Environmental Indemnity from Original Indemnitor, which copies were warranted by Original Indemnitor as being true and complete copies of such documents.

Authority Representations by New Indemnitor.

The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder, the Guaranty and the Environmental Indemnity will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Property may be bound or affected.

REIT is a duly organized, validly existing corporation in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Texas.  Katie Cox, as Chief Financial Officer of REIT, acting alone without the joinder of any other officer, director or shareholder of REIT or any other party, has the power and authority to execute this New Indemnitor Joinder on behalf of and to duly bind REIT.

Fee Borrower Member is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Texas.  REIT, as the general partner of Fee Borrower Member, acting alone without the joinder of any other partner of Fee Borrower Member or any other person has the power and authority to execute this New Indemnitor Joinder on behalf of and to duly bind Fee Borrower Member. Katie Cox, as Chief Financial Officer of REIT, acting alone without the joinder of any other officer, director or shareholder of REIT or any other party, has the power and authority to execute this New Indemnitor Joinder on behalf of and to duly bind REIT and Fee Borrower Member.

Notices to New Indemnitor.  Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty and the Environmental Indemnity, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to New Indemnitor at the following address:

LODGING FUND REIT III, INC. LODGING FUND REIT III OP, LP

1635 43rd Street South, Suite 205

Fargo, North Dakota  58103

Attn: Sam Montgomery

With copy to:

McShane & Bowie, P.L.C.

99 Monroe Avenue NW, Suite 1100

Grand Rapids, Michigan  49503

Attn:  John Faris, Esq.

All notices to be sent by New Indemnitor to Lender under the Guaranty, the Environmental Indemnity and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement.

Joint and Several Liability.  If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

Governing Law.  This New Indemnitor Joinder shall be interpreted, construed, and enforced in accordance with the governing law provisions of the Guaranty and the Environmental Indemnity, as applicable.

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New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the Effective Date of the Agreement.

NEW INDEMNITOR:
Witnesses:		LODGING FUND REIT III, INC., a Maryland corporation

/s/ Mitch Bossert	By:	/s/ Katie Cox
Print Name: Mitch Bossert	Name:	Katie Cox
	Title:	Chief Financial Officer
/s/ Angie Stock
Print Name: Angie Stock

STATE OF NORTH DAKOTA	)
)
COUNTY OF CASS	)

On December 26 , 2019, before me, Jennifer Moum , personally appeared Katie Cox who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of North Dakota that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/  Jennifer Moum  (Seal)

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2022

NEW INDEMNITOR:
Witnesses:		LODGING FUND REIT III, OP, LP., a Delaware limited partnership

/s/ Mitch Bossert	By:	Lodging Fund REIT III, Inc.,
Print Name: Mitch Bossert		a Maryland corporation,
as general partner
/s/ Angie Stock
Print Name: Angie Stock
	By:	/s/ Katie Cox
	Name:	Katie Cox
	Title:	Chief Financial Officer

STATE OF NORTH DAKOTA	)
)
COUNTY OF CASS	)

On December 26 , 2019, before me, Jennifer Moum , personally appeared Katie Cox who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of North Dakota that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/  Jennifer Moum  (Seal)

Jennifer Moum

Notary Public

State of North Dakota

My Commission Expires April 25, 2022